EXHIBIT 99.1

Enochian
BioSciences

ENHANCED GENE & CELL THERAPIES HARNESSING IMMUNE RESPONSE AGAINST CANCER & INFECTIOUS DISEASES

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation that are not strictly historical in nature, regarding our future operations, strategy, potential regulatory treatment, acceptance or changes, preclinical opportunities or activities, potential commercial sales, or outcomes of later clinical trials, among other topics, are "forward-looking statements" for the purposes of federal securities laws. All statements other than statements of historical fact included in this presentation are forward-looking statements, which may be identified by the use of forward-looking terminology such as "may," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "approximately," "estimate," "predict," "project," "potential", "aim," or similar expressions, although not all forward-looking statements contain such identifying words. These forward-looking statements are predictions and expectations of future events based on currently available information and assumptions drawn from currently available information. Be advised that these forward-looking statements are subject to a number of known and unknown risks and uncertainties, many of which are difficult to predict or out of our control, including the success or efficacy of our pipeline, as well as other factors discussed under the heading "Risk Factors" in Enochian's most recently filed Annual Report on Form 10-K and other filings with the SEC. Actual future events, outcomes or results may differ materially from those projected in any of such forward-looking statements due to the occurrence of such uncertainties or the failure of such forward-looking statements' underlying assumptions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements, expressed or implied, oral or written, are expressly qualified in their entirety by this cautionary statement. Except as otherwise required by applicable law, Enochian undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

ENOCHIAN BIOSCIENCES AT A GLANCE

Headquartered in Los Angeles, CA

Listed on Nasdaq (Ticker: ENOB)

Year-End: June 30th

Market Cap $66.1M;
Share Price of $1.14 as of April 28, 2023
(Source Nasdaq.com)

The Company has raised total cash to date of $79.4M*

*Private placement at acquisition of $30.6M +$6.2M in Notes Payable +$29M of Direct Offering +$5.9M of LPC equity draw +$7.7M private placements

ADVANCED ALLOGENEIC CELL AND GENE THERAPY PLATFORMS MODULATING IMMUNE RESPONSE

Our goal is to provide transformational therapies for potential disease cures

Boost patients' immune response into long-term remission or cure for solid tumors and infectious diseases

Highly adaptable platforms for quick expansion to new indications

MULTI-PRONGED APPROACH TO ENHANCE IMMUNE RESPONSE WITH PROPRIETARY ENGINEERED GENE AND/OR CELL THERAPY


Donor
Patient

The entire immune response is designed to search and destroy things that are "other/allo." Allogenicity could enhance a person's ability to react more aggressively to cancer and viruses


Donor
Engineered Donor

Allogeneic cells are engineered with signaling molecules to potentially enhance recognition, infiltration, and destruction of diseased cells

LONG-TERM REMISSION OR FUNCTIONAL CURES OPEN DOORS TO LARGE UNMET NEEDS WITH VALIDATED MARKET OPPORTUNITIES

DISEASE STATE	UNMET NEED	MARKET OPPORTUNITY	PRECEDENTS
SOLID TUMORS	Inadequate therapies Tumors have evolved to escape certain I/O based treatments	**1st Target:** Pancreatic cancer **~450,000**[1] Cases per year worldwide **~60,000**[2] Cases per year in the U.S. **~10%**[2] Survival rate at 5 years	Bristol-Myers Squibb's-wholly owned subsidiary Celgene's Abraxane has ~$1B+[3] in sales per year
HIV	Currently no cure available Life-long treatment required Associated with side effects	**~38 MILLION**[4] Living with HIV worldwide in 2020 **~1.2 MILLION**[5] People living with HIV in the U.S	~$36,000 to $48,000[6] Yearly cost of ART in the US in 2018 ~Half trillion $ spent[7] between 2000-2015 ~ $35 billion/year USA[8]
HEPATITIS B	Life-long treatment required Side effects Second leading cause of cancer death worldwide	**~296 million**[9] Living with chronic HBV worldwide in 2019 **~2.4 MILLION** Living with chronic HBV in the U.S. **~1.5 MILLION**[9] newly infected with HBV worldwide every year **~820 Thousand**[9] HBV related deaths/year worldwide	Gilead purchased global rights for Hepatitis C virus (HCV) cure for $11 billion[11]; peak sales $19 billion[13]; 177 million[12] people are living with HCV globally; half as many as HBV

See Appendix I: Data Source For Footnote References

STRATEGY: LEVERAGE INNOVATIVE PLATFORMS TO CREATE "MULTIPLE SHOTS ON GOAL" & NEW INTELLECTUAL PROPERTY

Combining novel cell, gene and immunotherapy to build a diverse pipeline across and within diseases to allow for better business decisions to sell, sub-license, partner or commercialize and maximize patient impact and shareholder value.

Oncology Pipeline

1st indication: Pancreatic Cancer

Future possible indications:
- Renal Cell Carcinoma
- Glioblastoma
- Breast Cancer…

Infectious Disease Pipeline

1st Product concept: HIV Engineered T-Cell Vaccine

Additional product opportunities:
- HIV Natural Killer & Gamma Delta T-Cell
- HIV Autologous Transplant
- HBV Gene Therapy
- Additional pandemic preparedness



Accelerates and Maximizes Value
License
Spin off
Sell
Go to market

OUR DEVELOPMENT PIPELINE

Program	Indication	Proof of Concept	Pre-IND	IND-Enabling	IND-SUB	Phase 1/2A
ENOB-DC-11*	**Dendritic Cell Therapeutic Vaccine for Pancreatic Cancer**		EARLY 2023		EARLY 2024	
ENOB-DC-12-XX	**Dendritic Cell Therapeutic Vaccine for Other Solid Tumors (TBD)**					
ENOB-HV-12*	**HIV Therapeutic Vaccine**		LATE 2023/Early 2024		MID/Late 2024	
ENOB-HV-21	**HIV Natural Killer & Gamma Delta T-Cell Treatment or Cure**					
ENOB-HV-01**	**HIV Autologous Transplant**					
ENOB-HB-01	**HBV Gene Therapy**					

CANCER HIV HBV

**Tier 1 Programs*
*** Enochian has entered into a profit-sharing sub-license with Caring Cross for a key component of this technology*

EXPERIENCED LEADERSHIP: MANAGEMENT TEAM –
Composition of Members ~60% Diverse

The Hon. Mark Dybul, MD

Chief Executive Officer
& Director



- Global Fund for AIDS, Tuberculosis and Malaria
- US President's Emergency Plan for AIDS Relief (PEPFAR)
- National Institute of Health (NIAID)

Luisa Puche

Chief Financial Officer,
Corporate Secretary



- Brightstar Corp
- Puche Group LLC
- Ernst & Young LLP

Francois Binette, PhD

Chief Operating Officer,
Executive Vice President
of Research & Development



- Lineage Cell Therapeutics
- Medtronic
- Johnson and Johnson
- Genzyme

Greg Duczynski, PhD

Senior Vice President of
Clinical Operations



- Pfizer

Lu Chen, PhD

VP of Product
Development & CMC



- Atara Biotherapeutics
- Irvine Scientific
- Allergan
- Caladrius Biosciences

Bios are available at www.enochianbio.com

EXPERIENCED LEADERSHIP: BOARD OF DIRECTORS –
Composition of Members ~70% Diverse



Rene Sindlev
Chairperson



Gregg Alton, JD
Lead Independent Director



Mark Dybul, MD
Chief Executive Officer
& Director



Jayne McNicol
Director



James Sapirstein, RPh, MBA
Director



Carol Brosgart, MD
Director



Henrik Grønfeldt –Sørensen
Director

DEEP SCIENTIFIC EXPERTISE: STRATEGIC RESEARCH ADVISORS & COLLABORATORS

RICHARD WHITLEY, MD: SENIOR SCIENTIFIC ADVISOR

- Distinguished Professor of Pediatrics, Professor of Microbiology, Medicine and Neurosurgery; Co-Director, Division of Pediatric Infectious Diseases; Senior Scientist, Department of Gene Therapy; Senior Advisor for Drug Discovery and Development and Senior Leader, Pediatric Oncology Program, O'Neal Comprehensive Cancer Center at UAB. He is also the Co-Founder and Co-Director of the Alabama Drug Discovery Alliance.
- Responsible for the National Institute of Allergy and Infectious Diseases Collaborative Antiviral Study Group

ANA JEWETT, PHD: LEAD COLLABORATOR ONCOLOGY

- Dr. Anahid Jewett is a Professor in the Section of Biosystems and Function in the Division of Oral and Systemic Health Sciences at the UCLA School of Dentistry. Dr. Jewett is also a member of the Jane and Jerry Weintraub Center for Reconstructive Biotechnology, the Jonsson Comprehensive Cancer Center (JCCC) and the UCLA Tumor Immunology subgroup.

Dr SAHEED SADEGHI: UCLA ONCOLOGIST

- Dr Sadeghi is a Clinical Director for the UCLA Santa Monica Hematology-Oncology Community Practice Group, and key advisor on oncology clinical program strategy and study design

FRED HUTCHINSON CANCER RESEARCH CENTER: LEAD COLLABORATOR HIV THERAPEUTIC VACCINE

CARING CROSS: SUB-LICENSED ENOB-HV-01 FOR NOVEL IN VIVO GENE THERAPY APPROACH FOR HIV

Enochian
BioSciences



ENOB-DC-11: ONCOLOGY PROGRAM

Enochian BioSciences

"I have been working in this field for three decades and designed the mouse model that we have used through my laboratories to study the Company's potential cancer therapies. The results are among the most impressive I have ever seen. The fact that we saw very similar highly statistically significant results across two independently conducted studies is particularly encouraging. I look forward to continuing our work together towards clinical trials, and potentially offering hope to many suffering with diseases with few good treatment options." ***(March 29, 2023)***

Dr. Anahid Jewett, Professor at the University of California, Los Angeles (UCLA) and a renowned cancer researcher in the field of immunotherapy

ADAPTIVE IMMUNITY FOR CANCER IS OFTEN INADEQUATE/INSUFFICIENT

Dendritic cells orchestrate the immune response by "presenting" pieces of a tumor (antigens) to stimulate a reaction

- "Educating" immune cells to recognize and eliminate diseased cells and pathogens


Immature
T cell
Antigen
Antigen
Presenting
Cell
TCR
MHC
CD4+
CD8+
Mature helper
T Cell
Mature cytotoxic
T Cell

*UPMC, CREATED WITH BIORENDER.COM

TUMOR CELLS CAN EVADE NORMAL IMMUNE RESPONSE

Cancer cells can evolve to evade immune responses by releasing inhibitory signals against, or hiding from, key parts of the system designed to seek and kill tumors


tumors "starve" the T cells
that would attack them...
Killer
T cell
... and "feed" the T cells
that offer protection
T-reg
cell

*UPMC, CREATED WITH BIORENDER.COM

GENE-ENHANCED DENDRITIC CELLS: PROPRIETARY THERAPEUTIC VACCINE PLATFORM AIMS TO BYPASS TUMOR IMMUNE RESPONSE EVASION AND ENHANCE TUMOR ERADICATION



Induces T-Cell killing and suppresses Regulatory T-Cells

Activates cytotoxic T-Cells known to be the most effective immune cell population to kill the cancer cells

Promotes the immune cell **tumor infiltration or cell migration**

Promotes B memory cell response for **long-term immune response and immune surveillance**

Activates the NK cells and the T helper cells

Cutting Edge
Personalized Cancer Therapy



Tumor resection Biopsy
Tumor lysate
8
Cancer Antigen pulse/uptake
9
Ship frozen
10
Thaw and Inject
7
Engineered immature DC differentiation into mature engineered DC
6
Engineered monocyte CD14+ differentiation into immature engineered dendritic cells
5
Engineered CD34+ differentiation into engineered Monocyte CD14+ cells
4
Wash off Virus and expansion
CD40L
CD40
CD93
CXCL13
3
Transduction with X* cassette lentivirus
2
CD34+ recovery
1
Mobilized Leukopak

X*: CD93, CD40L, CXCL13. **CD:** cluster of differentiation; **DC:** dendritic cells.

ENOB-DC11 TREATMENT SIGNIFICANTLY REDUCED SIZE OF PANCREATIC TUMORS IN HUMANIZED MICE IN 2 INDEPENDENT STUDIES


Tumor weight
Tumor weight (grams)
0.8
0.6
0.4
0.2
0.0
n=1
n=4
n=4
n=6
***p= 0.0006
**p= 0.001
No Tumor
Tumor
Tumor + Mock Treatment
Tumor + DC11


Tumor volume
Tumor volume (mm³)
2500
2000
1500
1000
500
0
n=4
n=4
n=6
***p= 0.0001
*p= 0.01
***p=0.0003
Tumor
Tumor+ Mock
Tumor + DC11


Normal Pancreas
Tumor
Tumor + Mock Treatment
Tumor + DC11

ENOB-DC-11: REDUCTION IN TUMOR SIZE CORRELATED WITH STATISTICALLY SIGNIFICANT INCREASES IN KEY COMPONENTS OF IMMUNE RESPONSE

For details, please see slide deck from a scientific presentation at the Innate Killer Summit by Dr. Anahid Jewett, UCLA: https://enochianbio.com/events-and-presentations/default.aspx

ENOB-DC-11: CURRENT STATUS & POTENTIAL NEAR-TERM MILESTONES

Mouse model of human pancreatic cancer Proof-of-Concept: Substantial tumor size reduction and impressive immune responses

IND-enabling Process & Analytical Development ongoing in parallel to move as quickly as possible

Potential Pre-IND – Q1/Q2 2023
Potential IND Filing – Q1 2024
Potential Phase I Trial – Early 2024

ENOB-DC-11: PLATFORM COULD BE APPLICABLE TO MULTIPLE, DIFFICULT TO TREAT SOLID TUMORS

Pre-IND and IND submission to include pancreatic and other solid tumors, for example, triple-negative breast and oral cancers, mesothelioma, etc.

ENOB-DC-11: Non-Dilutive Capital Opportunities

Eligible for a total of $27 million in non-dilutive grants; first opportunity $4 million Q2/Q3 2023

Enochian
BioSciences

HIV PROGRAMS

HIV PIPELINES

Two Complementary Therapeutic Approaches from Allogeneic Cell Platform: T-cell Vaccine, T-cell Therapy; One sub-licensed Gene Therapy technology

Engineered Allogeneic T-Cell Vaccine

- **ENOB-HV-12: Therapeutic HIV Vaccine**
  - Enhances immune infiltration
  - Enhances immune killing
  - Enhances immune surveillance

Allogeneic T-Cell Therapy

- **ENOB-HV-21: HIV NK/GDT Treatment**
  - Allogenicity is a potent immune stimulator
  - GDT have been reported to be both a potential reservoir for, and effector T-Cells to kill HIV-infected cells

Gene Therapy Autologous Transplant

- **ENOB-HV-01: Gene Therapy for HIV**
  - Gene conferring T-Cells resistant to infection
  - Gene conferring engraftment advantage T-Cell compartment replacement
  - *Latter technology sub-licensed for potential use in vivo CAR-T Approach for HIV*



ENOB-HV-12: GENE-MODIFIED THERAPEUTIC VACCINE

ENOB-HV-12: ALLOGENEIC, GENE-MODIFIED T-CELL TO ENHANCE THE IMMUNE RESPONSE AGAINST HIV



Donor
ENOB-HV-12 Mechanism of Action:
Three specific genes to enhance infiltration, killing, and surveillance
Healthy Individual (HLA Mismatched)
Large volume of cells taken from allogeneic donor
Engineered CD4 T-Cells infused back into patient
Person Living with HIV
Isolation of CD4 T-Cells
Genetic Modifications
Transfection with attenuated replication deficient HIV

ENOB-HV-12: CURRENT STATUS & POTENTIAL NEAR-TERM MILESTONES

Non-human primate infected with simian-human variant of HIV: begun in early 2021

Manufactured drug product
First dose in Monkeys Aug 2022

Monitoring end points: preliminary data by mid 2023
Pre-IND: Potential late 2023/early 2024
IND-submission: Potential mid/late 2024

Enochian BioSciences

ENOB-HV-21: ALLOGENEIC NK & GDT-CELL THERAPY

ENOB-HV-21: ALLOGENEIC NK PLUS GAMMA DELTA T (GDT) CELLS AS POTENTIAL THERAPY FOR HIV

- GDT have been reported to be both a potential reservoir for, and effector T-Cells to kill, HIV-infected cells
- Allogenicity is a potent immuno-stimulator
- Allogeneic GDT could be a potential therapy for HIV, in particular patients who cannot tolerate ART
- Enochian owns exclusive license
- Promising preliminary results from the subject without confounding factors

CONTROL OF HIV WITHOUT ANTIVIRAL TREATMENT FOR 360 DAYS; A LOWER LEVEL OF VIRUS THAN WITH ANTIVIRAL TREATMENT



HIV RNA Log10
7
6
5
4
3
2
1
0
-5
0
6
14
30
100
115
145
175
211
245
280
340
400
430
DAYS

Presented at 2021 annual conference of the American Society of Gene and Cell Therapy at 255 days

ENOB-HV-21: CURRENT STATUS & POTENTIAL MILESTONES

Investigator-initiated Pre-IND completed
Potential IND & human trials in 2024

Enochian
BioSciences

ENOB-HV-01: AUTOLOGOUS HUMAN PERIPHERAL STEM CELL TRANSPLANTATION

ENOB-HV-01: POTENTIAL TO INCREASE SELECTION OF CAR-T CELLS FOR HIV TREATMENT OR CURE

- Caring Cross, a non-profit corporation, has shown that their proprietary CAR-T cells cure HIV in a mouse model; studies in humans have begun
- CAR-T is a promising therapy, but the selection of the cells is difficult, increasing cost ($300,000-$450,000 per person) and side effects
- Enochian's proprietary "special sauce" technology that could increase uptake of transplanted cells for ENOB-HV-01 could also potentially enhance the selection of CAR-T cells
  - ***Enochian has entered into a profit-sharing sub-license with Caring Cross for a key component of this technology***

<u>If successful, this approach to CAR-T gene therapy could increase the selection of cells, potentially decreasing cost and side effects and expanding the number of people who could be treated</u>

<u>Enochian would share in profits if the product is commercialized</u>

ENOB-HB-01: HEPATITIS B VIRUS PROGRAM

ENOB-HB-01: TARGET PROFILE

- Two to three dose treatment regimen
- Therapeutic approach aims to eliminate all HBV rapidly (“seek and kill”), versus interrupting replication and slowly reducing persistent infection (ccc-DNA)
- Applicable for early disease to maximize impact
- Low risk of toxicity

ENOB-HB-01: AAV MECHANISM OF ACTION

- A novel adeno-associated virus (AAV) vector that expresses a non-functional RNA which is designed to engage with HBV polymerase enzyme to produce a kill gene to kill HBV infected cells only
- Inducing preferential death of HBV-infected hepatocytes with very high specificity (safe for healthy cells)



HBV-infected hepatocyte
AAV
HBV pol/RT
hCasp9
ncRNA
dsDNA
APOPTOSIS
ncRNA = non-coding RNA
dsDNA = double-stranded DNA
AAV = Adeno-associated virus
HBV pol/RT = HBV polymerase
hCasp9 = human caspase-9
Uninfected hepatocyte
AAV
ncRNA
dsDNA

ENOB-HB-01: CURRENT STATUS & POTENTIAL NEAR-TERM MILESTONES

Proof-of-Concept using AAV-delivery system demonstrated potential therapeutic activity of ENOB-HB-01 approach in both in vitro & in vivo infection models

Pre-IND comments received from FDA for AAV-delivery system

Exploring advanced viral vector designs
Confirmatory studies with new delivery systems

POTENTIAL APPLICATION OF DC-11 TO CHRONIC INFECTIONS, INCLUDING HIV AND/OR HBV

"I have been very impressed by the Company's resilience and the potential human impact of the recent data from the cancer pipeline with a potential product that could have relevance for other pipelines in HIV, and perhaps other chronic infectious diseases. I very much look forward to working with the Company as they advance the translation of their platform to potential life-saving interventions for cancer and infectious diseases."

Dr. Richard Whitley, Enochian BioSciences' Senior Scientific Advisor, Distinguished Professor of Pediatrics, Professor of Microbiology, Medicine and Neurosurgery and Loeb Eminent Scholar Chair in Pediatrics of the University of Alabama

Enochian BioSciences

INTELLECTUAL PROPERTY

INTELLECTUAL PROPERTY

Our intellectual property covering our innovative platform gene and gene-modified cell therapies in the US and abroad includes:

- Patents and patents applications for composition of matter and methods of use
- Trade secrets/knowhow

ENOCHIAN PIPELINE	PATENT TITLE/OWNERSHIP	LINK TO PATENT/APPLICATION NO.
ENOB-DC-11: DENDRITIC CELL THERAPEUTIC VACCINE FOR PANCREATIC CANCER **ENOB-DC-12-XX** DENDRITIC CELL THERAPEUTIC VACCINE FOR SOLID TUMORS (TBD)	METHODS AND COMPOSITIONS USING RECOMBINANT DENDRITIC CELLS FOR CANCER THERAPY **(OWNED)**	HTTPS://USPTO.REPORT/PATENT/GRANT/11,413,338
ENOB-HV-12: HIV THERAPEUTIC VACCINE	ALLOGENEIC T-CELL-BASED HIV VACCINE TO INDUCE CELLULAR AND HUMORAL IMMUNITY **(OWNED)**	HTTPS://USPTO.REPORT/PATENT/APP/20210030795
ENOB-HV-21: HIV NATURAL KILLER & GAMMA DELTA T-CELL TREATMENT OR CURE	ACTIVATED LYMPHOCYTIC CELLS AND METHODS OF USING THE SAME TO TREAT CANCER AND INFECTIOUS CONDITIONS **(LICENSED)**	HTTPS://USPTO.REPORT/PATENT/APP/20210008110
ENOB-HV-01: HIV AUTOLOGOUS TRANSPLANT	METHODS AND COMPOSITIONS FOR NON-MYELOABLATIVE BONE MARROW RECONSTITUTION **(LICENSED)**	HTTPS://USPTO.REPORT/PATENT/APP/20190269734.
ENOB-HB-01: HBV GENE THERAPY	COMPOSITIONS AND METHODS FOR TREATING VIRAL INFECTIONS **(LICENSED)**	IAN: PCT/US2020/048370 IPN: WO 2021/041787 A1; PUBLISHED 4 MARCH 2021

Enochian
BioSciences

MOVING FORWARD



MOVING FORWARD: SUMMARY OF POTENTIAL MILESTONES

THERAEPEUTIC VACCINE PLATFORM: pre-clinical to clinical development

ENOB-DC-11
- Pre-IND Q1/Q2 2023
- IND submission early 2024
- Initiate Phase I/IIa Early 2024
- Initiate Phase IIb for other solid tumors

ENOB-HV-12
- Pre-IND Late 2023/Early 2024
- IND submission Mid/Late 2024

PLATFORM EXPANSION

ENOB-HV-01
- Collaborate with Caring Cross on development

ENOB-HB-01
ENOB-HV-21
- Optimize processes, vectors, etc.
- Advance IND-enabling studies

Enochian
BioSciences

THANK YOU

www.enochianbio.com

APPENDIX I: DATA SOURCES

[1] https://www.wcrf.org/dietandcancer/pancreatic-cancer-statistics/

[2] https://www.cancer.net/cancer-types/pancreatic-cancer/statistics

[3] https://www.sec.gov/Archives/edgar/data/14272/000001427222000051/bmy-20211231.htm

[4] https://www.unaids.org/en/resources/fact-sheet

[5] https://www.unaids.org/sites/default/files/media_asset/UNAIDS_FactSheet_en.pdf

[6] https://jamanetwork.com/journals/jamainternalmedicine/fullarticle/2759735

[7] https://www.thelancet.com/action/showPdf?pii=S0140-6736%2818%2930698-6

[8] https://www.kff.org/hivaids/fact-sheet/u-s-federal-funding-for-hivaids-trends-over-time/

[9] https://www.who.int/news-room/fact-sheets/detail/hepatitis-b

[10] https://www.hepb.org/what-is-hepatitis-b/what-is-hepb/facts-and-figures/

[11] https://www.sec.gov/Archives/edgar/data/882095/000119312512075335/d260199d10k.htm

[12] https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5016383/

[13] https://www.sec.gov/Archives/edgar/data/882095/000088209516000039/a2015form10-k.htm